Supplement to the
Fidelity Advisor® Floating Rate High Income Fund
December 30, 2023
Summary Prospectus
Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.
The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.65%A,B
Distribution and/or Service (12b-1) fees	None
Other expenses	0.01%B
Acquired fund fees and expenses	0.09%C
Total annual operating expenses	0.75%C
A	The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.12% was previously charged under the services agreements.
B	Adjusted to reflect current fees.
C	Includes interest expense of certain underlying Fidelity® funds. Excluding interest expense of the applicable underlying Fidelity® funds, total annual operating expenses are 0.67%.
1 year	$ 77
3 years	$ 240
5 years	$ 417
10 years	$ 930

FHI-SUSTK-0724-103 1.9886597.103	July 10, 2024